UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 16, 2013
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Acquisition of Tapestry Park Apartments
On August 13, 2013, Steadfast Income REIT, Inc. (the “Company”), through SIR Tapestry Park, LLC (“SIR Tapestry”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 223-unit multifamily residential community located in Birmingham, Alabama, commonly known as Tapestry Park Apartments (the “Tapestry Property”). SIR Tapestry acquired the Tapestry Property for an aggregate purchase price of $32,400,000, excluding closing costs. SIR Tapestry funded the payment of the purchase price for the Tapestry Property with proceeds from the Company’s public offering.
Acquisition of Dawntree
On August 15, 2013, the Company, through SIR Dawntree, LLC (“SIR Dawntree”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 400-unit multifamily residential community located in Carrollton, Texas, commonly known as Dawntree (the “Dawntree Property”). SIR Dawntree acquired the Dawntree Property for an aggregate purchase price of $24,000,000, excluding closing costs. SIR Dawntree financed the payment of the purchase price for the Dawntree Property with a combination of (1) proceeds from the Company’s public offering and (2) the assumption of an existing mortgage loan from UBS Real Estate Securities, Inc. in the original principal amount of $15,182,000, as assigned to Deutsche Bank Trust Company Americas, as Trustee for the Registered Holders of UBS-Citigroup Commercial Mortgage Trust 2011-C1, Commercial Mortgage Pass-Through Certificates, Series 2011-C1 (the “Dawntree Loan”). As of the closing date, the outstanding principal balance of the Dawntree Loan was $15,182,000.
On August 16, 2013, the Company distributed a press release announcing the completion of the acquisition of the Tapestry Property and Dawntree Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

99.1	Press release, dated August 16, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	August 16, 2013	By:	/s/ Ella Shaw Neyland
Ella Shaw Neyland
President

EXHIBIT INDEX

Exhibits    Description

99.1	Press release, dated August 16, 2013